UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 7, 2024

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 7, 2024, Golden Matrix Group, Inc. (“we”, “us” or the “Company”) held its 2024 Annual Meeting of Stockholders (the “Meeting”). The following three proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on August 30, 2024 (the “Proxy”)). Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy. Holders of the shares of common stock were entitled to one vote per share held as of the close of business on August 23, 2024 (the “Record Date”) and holders of the shares of Series B Voting Preferred Stock and Series C Preferred Stock were entitled to 7,500 votes per share held as of the Record Date, except that the holders of the Series C Preferred Stock had the sole right to vote on Proposal 1B below. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal 1A

The individuals listed below were elected at the Meeting to serve as directors of the Company, to serve until the 2025 annual meeting of stockholders and thereafter until their successors are elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes
Anthony Brian Goodman	120,368,717	15,392	123,926
Weiting ‘Cathy’ Feng	120,338,132	45,977	123,926
Thomas E. McChesney	119,269,389	1,114,720	123,926
Murray G. Smith	120,357,893	26,216	123,926

No stockholders abstained from voting on the appointment of the directors described above.

Proposal 1B

The individual listed below was elected at the Meeting to serve as a Series C Preferred Stock director of the Company, to serve until the 2025 annual meeting of stockholders and thereafter until his successor is elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes
William Scott	7,500,000	—	—

No stockholder abstained from voting on the appointment of the Series C Preferred Stock director of the Company.

Proposal 2

A management proposal to ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved.

For	Against	Abstain	Broker Non-Votes
120,499,277	7,325	1,433	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: October 8, 2024	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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